                            Atlantic Avenue Building South
                                    50 Rowes Wharf
                             Boston, Massachusetts 02110
                                   ("the Building")

                                   SIXTH AMENDMENT
                                   January 30, 1997

LANDLORD:     Rowes Wharf Associates

TENANT:       Hambrecht & Quist L.L.C., a Delaware limited liability company
EXISTING
PREMISES:     An area on the fourth (4th) floor of the Building consisting of
              23,833 square feet of Total Rentable Area, substantially as shown on Lease Plan, Exhibit 2a, dated January 30, 1997, a copy of which is attached hereto

STORAGE
PREMISES:     An area on Lower Level One of the Building, containing
              approximately 245 square feet of Total Rentable Area and an area on the fourth (4th) floor of the Building containing 200 square feet of Total Rentable Area, substantially as shown on Lease
              Plan, Exhibit 2b, Sixth Amendment, Sheets 1 and 2, dated January
              30, 1997, copies of which are attached hereto

ORIGINAL      LEASE
LEASE         EXECUTION
DATA          DATE:          June 22, 1987

              TERMINATION
              DATE:          March 31, 1998

PREVIOUS
LEASE
AMENDMENTS:   First Amendment dated September 4, 1987
              Second Amendment dated May 26, 1988
              Third Amendment dated March 25, 1993
              Fourth Amendment dated September 3, 1993
              Fifth Amendment dated as of February 6, 1996

EXTENDED
TERMINATION
DATE:              March 31, 2008

    WHEREAS, Tenant desires (i) to extend the term of the Lease, (ii) to acquire an option to further extend the term of the Lease; and (iii) to acquire a right of first offer in respect-of the RFO Premises (as hereinafter defined); and

    WHEREAS, Landlord is willing (i) to extend the term of the Lease, (ii) to grant Tenant an option to further extend the term of the Lease, and (iii) to grant Tenant a right of first offer in respect of the RFO Premises, all subject to and in accordance with the terms and conditions hereinafter set forth;

    NOW THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt, sufficiency and delivery of which are hereby acknowledged, the above-described lease, as previously amended ("the Lease"), is hereby further amended as follows:

    1.   EXTENSION OF TERM OF LEASE

         A. The term of the Lease is hereby extended for an additional period commencing on April 1, 1998 and terminating on March 31, 2008. Said additional term shall be upon the terms set-forth on Exhibit 1, Sixth Amendment, Sheets 1, 2 and 3, dated January 30, 1997, a copy of which is attached hereto and incorporated herein by reference, and upon all of the other terms and conditions of the Lease, except as hereinafter set forth

    2.   LANDLORD'S EXISTING PREMISES CONTRIBUTION

         A. The parties acknowledge that Tenant intends to perform certain renovations ("Tenant's Work") to the Existing Premises. All such Tenant's Work shall be performed in accordance with the terms and provisions of the Lease, including, without limitation, Articles 12 and 13 thereof.

         B. Landlord shall, in the manner hereinafter set forth, provide to Tenant up to Six Hundred Thousand and 00/100 Dollars ($600,000.00) ("Landlord's Existing Premises Contribution") towards the Qualifying Costs, as hereinafter defined, incurred by Tenant in connection with the performance of Tenant's Work.

         C. "Qualifying Costs" shall be defined as the costs of: (i) leasehold improvements installed by Tenant in the Existing Premises, (ii) design and engineering costs in connection with the Existing Premises, (iii) installing cabling and telecommunications/computer wiring in the Existing Premises, and (iv) the fees paid by Tenant to its advisers and consultants engaged in connection with this Sixth Amendment.

         D. Landlord's Existing Premises Contribution shall be paid as follows. Landlord shall pay-the cost of the work shown on each requisition (as hereinafter defined) submitted by Tenant to Landlord within thirty (30) days of submission thereof by Tenant to Landlord. Notwithstanding anything to the contrary herein contained, Landlord shall not have any obligation to pay any portion of Landlord's Existing Premises Contribution during such time as Tenant is in default of its obligations under this Lease; provided, however, that if Landlord withholds such payment based upon any default by Tenant in its obligations under the Lease, Landlord shall be required to make such payment if, and at such time as, Tenant cures all such defaults and is in compliance with its obligations under the Lease.

         E. For the purposes hereof, a "requisition" shall be defined as follows: (i) if Tenant is not required to obtain a building permit in order to perform the leasehold improvements ("Minor Improvements") for which Tenant seeks reimbursement or payment, then a requisition shall mean invoices or receipts from Tenant's contractors, vendors, or service providers, as the case may be, showing in reasonable detail the Qualifying Costs; (ii) if Tenant is required to obtain a building permit in order to perform the leasehold improvements ("Permit Improvements") for which Tenant seeks reimbursement or payment, then a requisition shall mean such written documentation (including, without limitation, invoices from Tenant's contractor, written lien waivers and such other documentation as Landlord's mortgagee may reasonably request) showing in reasonable detail the Qualifying Costs, accompanied by reasonably appropriate documentation from Tenant, Tenant's architect, or Tenant's contractor, whichever is appropriate in the circumstances, that the work performed to date has been performed in accordance with applicable laws and in accordance with Tenant's approved plans, and that the amount of the requisition question does not exceed the amount of the work covered by such requisition. Each requisition, whether it relates to Minor Improvements or Permit Improvements, shall be accompanied by evidence reasonably satisfactory to Landlord that all work covered by previous requisitions has been fully paid by Tenant. Landlord shall have the right, upon reasonable advance notice to Tenant, to inspect Tenant's books and records relating to each requisition in order to verify the amount thereof. Tenant shall submit requisition(s) no more often than monthly.

         F.   Notwithstanding anything to the contrary herein contained:

         (i) Landlord shall have no obligation to advance funds on account of Landlord's Existing Premises Contribution unless and until Landlord has received the requisition in question, together with the certifications required by Subparagraph E hereof.

         (ii} Except with respect to work and/or materials previously paid for by Tenant, as evidenced by paid invoices and written lien waivers provided to Landlord, Landlord shall have the right to have Landlord's Existing Premises Contribution paid to both Tenant and Tenant's contractor(s) and vendor(s) jointly.

         (iii) Prior to April 1, 1998, Tenant shall not be entitled to any portion of Landlord's Existing Premises Contribution in excess of $100,000.

         (iv) Tenant shall not be entitled to any portion of Landlord's Existing Premises Contribution, and Landlord shall have no obligation to pay Landlord's Existing Premises Contribution in respect of any requisition submitted after December 31, 1999.

         (v) Tenant shall have no right to any unused portion of Landlord's Existing Premises Contribution.

    3.   TENANT'S OPTION TO EXTEND TERM OF LEASE

         A. On the conditions, which conditions Landlord may waive, at its election, by written notice to Tenant at any time, that (a) both as of the time of option exercise and as of the commencement of the hereinafter described additional term, Tenant is not in default (beyond applicable periods of grace, if any) of its covenants and obligations under the Lease, and (b) as of the commencement of the hereinafter described additional term, Hambrecht & Quist L.L.C., itself and/or Affiliated Entities, as defined in Paragraph A of Article 16-18* of the Lease, are then occupying not less than seventy-five percent (75%) of the premises then demised to Tenant, Tenant shall have the option to extend the term of this Lease for one (1) additional five (5) year term, such additional term commencing on April 1, 2008 and expiring on March 31, 2013. Tenant may exercise such option to extend by giving Landlord written notice on or before December 31, 2006. Upon the timely giving of such notice, the term of this Lease shall be deemed extended upon all of the terms and conditions of this Lease, except that Landlord shall have no obligation to construct or renovate the premises and that the Yearly Rent and Operating Costs in the Base Year during such additional term shall be as hereinafter set forth. If Tenant fails to give timely notice, as aforesaid, Tenant shall have no further right to extend the term of this Lease, time being of the essence of this Paragraph 2.

         B. The Yearly Rent during the additional term shall be based upon (taking into account the amount of Operating Costs in the Base Year as set forth in Subparagraph B of Paragraph 3 of the Rider to the Lease) the Fair Market Rental Value, as defined in Paragraph 3 of the Rider to the Lease, as of the commencement of the additional term, of the premises then demised to Tenant.

         C. Tenant shall have no further option to extend the term of the Lease other than the one (1) additional five (5) year term herein provided.

         D. Notwithstanding the fact that upon Tenant's exercise of the herein option to extend the term of the Lease such extension shall be self-executing, as aforesaid, the parties shall promptly execute a lease amendment reflecting such additional term after Tenant exercises the herein option, except that the Yearly Rent payable in respect of such additional term and the Operating Costs in the Base Year during such additional term, may not be set forth in said amendment. Subsequently, after such Yearly Rent and Operating Costs in the Base Year are determined, the parties shall execute a written agreement confirming the same. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant's exercise of its rights under this Paragraph 2, unless otherwise specifically provided in such lease amendment.

    4.   TENANT'S EXPANSION OPTION

    On the conditions (which conditions Landlord may waive, at its election, by written notice to Tenant at any time) that Tenant is not in default of its covenants and obligations under the Lease and that Hambrecht & Quist L.L.C., itself and/or Affiliated Entities, as defined in Paragraph A of Article 16-18* of the Lease, is then occupying not less than ninety-five percent (95%) of the premises then demised to Tenant, both at the time of Expansion Exercise Notice (as hereinafter defined), and as of the "Term Commencement Date" in respect of the "Expansion Area" (as hereinafter defined), Tenant shall have the following right to lease the Expansion Area.

         A.   DEFINITION OF EXPANSION AREA

    For the purposes hereof, the "Expansion Area" shall be defined as a portion of the fourth (4th) floor of the Building, containing 2,088 square feet of Total Rentable Area, substantially as shown on Lease Plan, Exhibit 2c, Sixth Amendment, a copy of which is attached hereto and incorporated herein by this reference.

         B.   EXERCISE OF RIGHTS TO EXPANSION AREA

    Tenant may exercise its option to lease the Expansion Area by giving written notice ("Expansion Exercise Notice") to Landlord on or before June 30, 1998. If Tenant fails timely to give such notice, Tenant shall have no further right to lease the Expansion Area, time being of the essence of this Paragraph
4. Upon the timely giving of such notice, Landlord shall lease and demise to Tenant, and Tenant shall hire and take from Landlord, the Expansion Area, without the need for further act or deed by either party, for the term and upon all of the same terms and conditions of this Lease, except as hereinafter set forth.

         C.   LEASE PROVISIONS APPLYING TO EXPANSION AREA

         The leasing to Tenant of the Expansion Area shall be upon all the same terms and conditions of the Lease applicable to the Existing Premises except as follows:

              (1)  TERM COMMENCEMENT DATE

              The Term Commencement Date in respect of the Expansion Area, shall be the later of: (i) July 1, 1999, and (ii) the date that Landlord delivers the Expansion Area to Tenant.

              (2)  YEARLY RENT

    The Yearly Rent payable in respect of the Expansion Area shall be based upon same Yearly Rent rental rate as is applicable, from time to time, to the Existing Premises.

              (3)  CONDITION OF EXPANSION AREA

              The Expansion Area shall be delivered by Landlord and accepted by Tenant broom clean, and otherwise, "as-is", in its then (i.e. as of the Term Commencement Date in respect of the Expansion Area), state of construction, finish and decoration, without any obligation on the part of Landlord to prepare or construct the Expansion Area for Tenant's occupancy. In implementation of the foregoing, Landlord shall have no obligation under Article 4, Ex. 3-37*, or
Exhibit 3 of the Lease in respect of such Expansion Area.

              (4)  LANDLORD'S CONTRIBUTION IN RESPECT OF EXPANSION AREA

              Landlord shall contribute up to Fifty-Two Thousand Two Hundred ($52,200.00) Dollars ("Landlord's Expansion Area Contribution") toward Qualifying Costs with respect to the Expansion Area. The same conditions as are applicable to the payment of Landlord's Existing Premises Contribution (i.e. as set forth in Subparagraph F of Paragraph 2 of this Amendment shall be applicable to Landlord's Expansion Area Contribution, except that: (i) clause (iii) of said Subparagraph F shall not apply to Landlord's Existing Premises Contribution, and
(ii) the last day that Tenant shall have the right to submit a requisition to Landlord for payment of Landlord's Expansion Area Contribution shall be the date nine (9) months after the Term Commencement Date in respect of the Expansion Area.

              (5)  PARKING

              Tenant shall not be entitled to any additional parking passes by reason of its demise of the Expansion Area. Without limiting the foregoing, Paragraph 1 of the Rider to the Lease and Paragraph 3 of the First Amendment shall have no applicability to the RFO Premises.

         D. The parties hereby acknowledge that Tenant has advised Landlord that if Landlord is able to relocate the tenant ("Delphi") which presently occupies the Expansion Area to other premises in the Complex, Tenant will lease the Expansion Area. Therefore, if Landlord is able, on or before May 15, 1997, to obtain Delphi's agreement to promptly relocate from the Expansion Area to other premises in the Complex, Landlord shall give Tenant written notice ("Availability Notice"). In such event, Tenant shall lease the Expansion Area from Landlord on all of the terms and conditions set forth in this Paragraph 4, except that the Term Commencement Date in respect of the Expansion Area shall be the later of: (x) the Specified Commencement Date in respect of the Expansion Area, as set forth in the Availability Notice, or (y) the date that Landlord delivers the Expansion Area to Tenant. If Landlord does not give to Tenant an Availability Notice on or before May 15, 1997, then the provisions of this Subparagraph D shall have no force or effect. Landlord shall have no liability or obligation to Tenant if Landlord is unable, prior to May 15, 1997, to obtain Delphi's agreement to relocate from the Expansion Area.

         E. Notwithstanding the fact that Tenant's exercise of the above described expansion option shall be self-executing, as aforesaid, the parties hereby agree promptly to execute a lease amendment reflecting the addition of the Expansion Area. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant's exercise of the herein expansion options, unless otherwise specifically provided in such lease amendment.

    5.   TENANT'S RIGHT OF FIRST OFFER

         A. On the conditions (which conditions Landlord may waive, at its election, by written notice to Tenant at any time) that Tenant is not in default of its covenants and obligations under the Lease and that Hambrecht & Quist L.L.C., itself and/or Affiliated Entities, as defined in Paragraph A of Article 16-18* of the Lease, are then occupying not less than ninety-five percent (95%) of the premises then demised to Tenant, both at the time of Tenant's RFO Exercise Notice (as hereinafter defined), and as of the "Term Commencement Date" in respect of the "RFO Premises" (as hereinafter defined), Tenant shall have the following right to lease the RFO Premises.

         B.   DEFINITION OF RFO PREMISES

    "RFO Premises" shall be defined as a portion of the fourth (4th) floor of the Building, containing 2,916 square feet of Total Rentable Area, substantially as shown on Lease Plan, Exhibit 2d, Sixth Amendment. Notwithstanding the foregoing, if Tenant elects to lease the RFO Premises, then Tenant, at Tenant's election, shall have also have the right to lease the common corridors and lobby area which constitutes the balance of the floor of the Building. Tenant must exercise such election by so advising Landlord in Tenant's RFO Exercise Notice.

         C.   EXERCISE OF OPTION TO LEASE RFO PREMISES

Landlord shall give Tenant written notice ("Landlord's Notice") at the time that Landlord determines, in its sole judgment, that the RFO Premises will become available for lease to Tenant. Landlord's Notice shall set forth the Specified Commencement Date in respect of the RFO Premises. Tenant shall have the right, exercisable upon written notice ("Tenant's RFO Premises Exercise Notice") given to Landlord within twenty (20) days after the receipt of Landlord's Notice, to lease the RFO Premises, time being of the essence thereof. If Tenant fails timely to give Tenant's RFO Premises Exercise Notice, Tenant shall have no further right to lease the RFO Premises pursuant to this Paragraph 5, unless and until the RFO Premises again becomes available for Tenant's occupancy after the occupancy of the next tenant to lease the RFO Premises. Upon the timely giving of such notice, Landlord shall lease and demise to Tenant and Tenant shall hire and take from Landlord, the RFO Premises, upon all of the same terms and conditions of the Lease except as hereinafter set forth. For the purposes of this Paragraph 5, the RFO Premises shall be deemed to be "available for lease to Tenant" if Landlord, in its sole judgment, determines that (a) the then current tenant or occupant of the RFO Premises will vacate the RFO Premises, and (b) Landlord intends to offer such area for lease. In no event shall Tenant have any right to lease the RFO Premises if the RFO Premises become available for lease to Tenant after the Outside Date, as hereinafter defined. For the purposes hereof, the "Outside Date" shall be defined as March 31, 2007, unless Tenant timely and properly exercises its extension option pursuant to Paragraph 3 of this Fifth Amendment, in which event the Outside Date shall be defined as March 31, 2012.

         D.   LEASE PROVISIONS APPLYING RFO PREMISES

    The leasing to Tenant of the RFO Premises shall be upon all of the same terms and conditions of the Lease, except as follows:

              (1)  TERM COMMENCEMENT DATE

              The Term Commencement Date in respect of the RFO Premises shall be the later of: (x) the Specified Commencement Date in respect of the RFO Premises, or (y) the date that Landlord delivers the RFO Premises to Tenant.

              (2)  RENT COMMENCEMENT DATE

              The Rent Commencement Date in respect of the RFO Premises shall be the Term Commencement Date in respect of the RFO Premises.

              (3)  YEARLY RENT

              The Yearly Rent rental rate in respect of the RFO Premises shall be based upon (taking into account the amount of Operating Costs in the Base Year as set forth in Exhibit 1, Sixth Amendment, Sheet 2, dated January 30,
1997) the Fair Market Rental Value, as defined in Paragraph 3 of the Rider to Lease, of such RFO Premises as of the Term Commencement Date in respect of such RFO Premises.

              (4)  CONDITION OF RFO PREMISES

              Tenant shall take the RFO Premises "broom-clean", and in all other respects, "as-is" in its then (i.e. as of the date of premises delivery) state of construction, finish, and decoration, without any obligation on the part of Landlord to construct or prepare the RFO Premises for Tenant's occupancy.

              (5)  LANDLORD CONTRIBUTION

              There is no Landlord Contribution in respect of the RFO Premises. Without limiting the foregoing, Paragraphs 2 and 4.C.(4) hereof shall not apply to the RFO Premises.

              (6)  PARKING

              Tenant shall not have the right to any additional parking passes by reason of its demise of the RFO Premises. Without limiting the foregoing, Paragraph 1 of the Rider to the Lease and Paragraph 3 of the First Amendment shall have no applicability to any RFO Premises.

         E.   EXECUTION OF LEASE AMENDMENTS

              Notwithstanding the fact that Tenant's exercise of the above-described option to lease the RFO Premises shall be self-executing, as aforesaid, the parties hereby agree promptly to execute a Lease amendment reflecting the addition of the RFO Premises, except that the Yearly Rent payable in respect of the RFO Premises and Operating Costs in the Base Year in respect of the RFO Premises may not be set forth in such amendment. At -the time that such Yearly Rent and Operating Costs in the Base Year are determined, the parties shall execute a written agreement confirming the same. The execution of such Lease amendment shall not be deemed to waive any of the conditions to Tenant's exercise of the herein option to lease the RFO Premises, unless otherwise specifically provided in such Lease amendment.

    6.   BROKERS

    Tenant represents that Tenant has not dealt with any real estate brokers, salespersons, or finders in connection with this Sixth Amendment other than Spaulding & Slye, and no other persons initiated or participated in the negotiation of this Sixth Amendment. Tenant agrees to indemnify, defend and hold Landlord and its officers, partners, employees and/or agents harmless from and against any claims made by any broker or finder with whom Tenant may have dealt, for a commission or fee in connection with this Sixth Amendment other than Spaulding & Slye. Landlord agrees to indemnify, defend and hold Tenant and its officers, partners, employees and/or agents, harmless from and against any claims made by any broker or finder based on an agreement with Landlord for a commission or fee in connection with this Sixth Amendment, except as hereinafter provided. Landlord agrees to pay $47,666 toward any commission or fee due and owing to Spaulding & Slye in connection with this Sixth Amendment and Tenant agrees to pay any commission due in excess of such amount and any commissions which may be due hereafter in connection with any expansion of the premises demised under the Lease or any further extension of the term thereof.

    7.   INAPPLICABLE PROVISIONS

         The following provisions shall have no applicability to, nor any force or effect in respect of, the additional term set forth herein or any RFO Premises: Lease Article 4, Section 6-6*, Ex. 3-37* and Exhibit 3, First Amendment Sections 1.C.-E., and 2. and Fifth Amendment Sections 5, 6 and 8.

    8.   REVISED EXHIBIT 1

         As of April 1, 1998, Revised Exhibit 1, First Amendment, Sheets 1, 2, 3, 4, and 5, dated September 4, 1987 and Exhibit 1, Fifth Amendment Additional Premises Version, Sheets 1, 2 and 3, dated as of February 6, 1996 shall be deleted in their entirety and Exhibit 1, Sixth Amendment, Sheets 1, 2 and 3, dated January 30, 1997, shall be substituted in their place.

    9    YEARLY RENT FOR STORAGE PREMISES

         Notwithstanding anything to the contrary contained in the Second and Fourth Amendments of the Lease, for the period commencing on April 1, 1998 and ending on March 31, 2008, the Yearly Rent for the Storage Premises shall be payable at the rate set forth in Exhibit 1, Sixth Amendment, Sheet 2, dated January 30, 1997.

    10. As herein amended, the Lease is ratified, confirmed and approved in all respects.

    11. In the event that any of the provisions of the Lease are inconsistent with this Sixth Amendment or the state of facts contemplated hereby, the provisions of this Sixth Amendment shall control.

    WHEREFORE, the parties have hereunto set their hands and seals as of the date first written above.

    LANDLORD:                               TENANT:

    ROWES WHARF ASSOCIATES                  HAMBRECHT & QUIST L.L.C.

By: Rowes Wharf Limited Partnership,
    General Partner

    By:  RWLP Corp., General Partner        By:  /s/ Paul V. Wessling
                                                 (Name)      (Title)
                                            Hereunto Duly Authorized
            By: /s/     illegible
            (Name) (Title)
            Hereunto Duly Authorized

Date Signed:  2/26/97                       Date Signed:  2/04/97

                            Atlantic Avenue Building South
                                    50 Rowes Wharf
                            Boston, Massachusetts   02110
                                   ("the Building")

                                  SEVENTH AMENDMENT
                                    June 10, 1997

              LANDLORD:      Rowes Wharf Associates
              TENANT:        Hambrecht & Quist L.L.C.

              EXISTING
              PREMISES:      An area on the fourth (4th) floor of Building,
                             containing 23,833 square feet of Total Rentable
                             Area, substantially as shown on Lease Plan,
                             Exhibit 2a, dated January 30, 1997


ORIGINAL      LEASE
LEASE         EXECUTION
DATA          DATE:               June 22, 1987

              TERMINATION
              DATE:               March 31, 2008

              PREVIOUS
              LEASE
              AMENDMENTS:         First Amendment dated September 4, 1987
                                  Second Amendment dated May 26, 1988
                                  Third Amendment dated March 25, 1993
                                  Fourth Amendment dated September 3, 1993
                                  Fifth Amendment dated as of February 6, 1996
                                  Sixth Amendment dated January 30, 1997

              SEVENTH
              AMENDMENT
              ADDITIONAL
              PREMISES:           An area on the fourth (4th) floor of the
                                  Building, containing 2,088 square feet of Total Rentable Area, substantially as shown on Lease Plan, Exhibit 2c, Sixth Amendment, a copy of which is attached hereto and incorporated by reference herein

    WHEREAS, Landlord has given Tenant the Availability Notice, as that term is defined in Subparagraph D of Paragraph 4 of the Sixth Amendment, so that Tenant is required to lease the Seventh Amendment Additional Premises from Landlord;

    NOW THEREFORE, the above-described lease, as previously amended ("the Lease"), is hereby further amended as follows:

    1.   DEMISE OF THE SEVENTH AMENDMENT ADDITIONAL PREMISES

    Landlord hereby demises and leases to Tenant and Tenant hereby hires and takes from Landlord, the Seventh Amendment Additional Premises. Said demise of the Seventh Amendment Additional Premises shall be for a term commencing as of the Term Commencement Date in respect of the Seventh Amendment Additional Premises, as hereinafter defined, and terminating as of March 31, 2008 and shall be upon the terms set forth on Exhibit 1, Seventh Amendment Additional Premises Version, dated June 10, 1997, a copy of which is attached hereto and incorporated by reference herein, and upon all of the other terms and conditions of the Lease applicable to the Existing Premises (including, without limitation, Tenant's extension option pursuant to Paragraph 3 of the Sixth Amendment), except as follows:

    A. The Term Commencement Date in respect of the Seventh Amendment Additional Premises is the day after the date that the current tenant of the Seventh Amendment Additional Premises, Delphi Management, Inc. ("Delphi") vacates the Seventh Amendment Additional Premised. The Term Commencement Date of the Seventh Amendment Additional Premises is presently estimated to occur on or about December 1, 1997.

    B. The Rent Commencement Date in respect of the Seventh Amendment Additional Premises shall be the Term (commencement Date in respect of the Seventh Amendment Additional Premises. Without limiting the foregoing, Article 6-6* of the Lease and Subparagraph D of Paragraph 1 of the First Amendment shall have no applicability to nor any force or effect in respect of the Seventh Amendment Additional Premises.

    C. Commencing as of the Term Commencement Date in respect of the Seventh Amendment Additional Premises, Tenant shall pay Operating Expense Excess in respect of the Seventh Amendment Additional Premises on a monthly estimated basis based upon the most recent Operating Cost data available to Landlord.

    D. Tenant shall not be entitled to any additional parking passes by reason of its demise of the Seventh Amendment Additional Premises. Without limiting the foregoing, Paragraph 1 of the Rider to the Lease and Paragraph 3 of the First Amendment shall have no applicability to the Seventh Amendment Additional Premises.

    E. In the event that any of the provisions of the Lease are inconsistent with this Amendment or the state of facts contemplated hereby, the provisions of this Amendment shall control.

    2.   EXHIBIT 1, SEVENTH AMENDMENT ADDITIONAL PREMISES VERSION

    As of the Term Commencement Date in respect of the Seventh Amendment Additional Premises, Exhibit 1, Seventh Amendment Additional Premises Version, Sheets 1, 2 and 3, dated June 10, 1997, shall apply to the Seventh Amendment Additional Premises.

    3.   CONDITION OF SEVENTH AMENDMENT ADDITIONAL PREMISES

    A. Notwithstanding anything to the contrary herein or in the Lease contained, Tenant shall take the Seventh Amendment Additional Premises "broom clean", "as-is", in the condition in which the Seventh Amendment Additional Premises are in as of the Term Commencement Date in respect of the Seventh Amendment Additional Premises, without any obligation on the part of Landlord to prepare or construct the Seventh Amendment Additional Premises for Tenant's occupancy.

    B. Landlord shall contribute up to Fifty-Two Thousand Two Hundred and 00/100 ($52,200.00) Dollars ("Landlord's Contribution") toward Qualifying Costs, as defined in Paragraph 2C of the Sixth Amendment, with respect to the Seventh Amendment Additional Premises. Landlord shall pay Landlord's Contribution to Tenant in accordance with Paragraph 4C(4) of the Sixth Amendment.

    4. As hereby amended, the Lease is ratified, confirmed and approved in all respects.

    EXECUTED under seal as of the date first above-written.

LANDLORD:                                   TENANT:
ROWES WHARF ASSOCIATES                      HAMBRECHT & QUIST L.L.C.

By: Rowes Wharf Limited Partnership,        By:  /s/ Paul Wessling
    General Partner                         Hereunto Duly Authorized
                                            Managing Director - Boston
    By: RWLP Corp.,
    General Partner

    By:
       -----------------------
         Douglas S. Mitchell
         Senior Vice President

Date Signed:                                Date Signed: June 11, 1997
            ------------------

                            Atlantic Avenue Building South
                                    50 Rowes Wharf
                             Boston, Massachusetts  02110
                                   ("the Building")

                                   EIGHTH AMENDMENT
                                  November 13, 1997


         LANDLORD:      Rowes Wharf Associates

         TENANT:        Hambrecht & Quist L.L.C.

         EXISTING
         PREMISES:      The entire fourth (4th) floor of the Building
                        containing 25,921 square feet of Total Rentable Area substantially as shown on Lease Plan Exhibit 2b, Sixth
                        Amendment, dated January 30, 1997

ORIGINAL LEASE
LEASE    EXECUTION
DATA     DATE:          June 22, 1987

         TERMINATION
         DATE:          March 31, 2008

         PREVIOUS
         LEASE
         AMENDMENTS:    First Amendment dated September 4, 1987
                        Second Amendment dated May 26, 1988
                        Third Amendment dated March 25, 1993
                        Fourth Amendment dated September 3, 1993
                        Fifth Amendment dated as of February 6, 1996
                        Sixth Amendment dated January 30, 1997
                        Seventh Amendment dated June 10, 1997

    WHEREAS, Tenant desires to use the existing doors and glass walls located in the Seventh Amendment Additional Premises;

    WHEREAS, Landlord has obtained consent of current tenant of the Seventh Amendment Additional Premises, Delphi Management, Inc. ("Delphi"), to leave the existing doors and glass walls in the Seventh Amendment Additional Premises;

    WHEREAS, in consideration of Tenant's right to use said doors and glass walls, Tenant has agreed to a reduction in Landlord's Contribution with respect to the Seventh Amendment Additional Premises;

    NOW THEREFORE, the above-described lease, as previously amended (the "Lease"), is hereby further amended as follows:

    1.   EXISTING DOORS AND GLASS WALLS

         Landlord agrees that the existing doors and glass walls presently located in the Seventh Amendment Additional Premises will remain in the premises for Tenant's use during the term of the Lease.

    2.   LANDLORD'S CONTRIBUTION

         Tenant agrees that Landlord's Contribution toward Qualifying Costs, as defined in Paragraph 2C of the Sixth Amendment with respect to the Seventh Amendment Additional Premises shall be reduced from Fifty-Two Thousand Two Hundred and 00/100 ($52,200.00) Dollars to Forty-Two Thousand Two Hundred and 00/100 ($42,200.00) Dollars.

    3. As hereby amended, the Lease is ratified, confirmed and approved in all respects.

    EXECUTED under seal as of the date first above-written.

LANDLORD:                              TENANT:
ROWES WHARF ASSOCIATES                 HAMBRECHT & QUIST L.L.C.
By:  Rowes Wharf Limited Partnership,
    General Partner

    By:  RWLP Corp.,
    General Partner

    By:                                By:
       ----------------------             ------------------------
       Douglas S. Mitchell,                 (Name)      (Title)
       Senior Vice President              Hereunto Duly Authorized

Date Signed:                           Date Signed:
           ------------------                      ---------------



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